EXHIBIT I
                                              to Merger Agreement


                  AGREEMENT AND PLAN OF DISTRIBUTION


                      Dated as of          , 1995


                                 Among


                        U.S. TRUST CORPORATION,


               UNITED STATES TRUST COMPANY OF NEW YORK,


                            [NEW HOLDINGS]

                                  and

                             [NEW TRUSTCO]

                                                                1
               AGREEMENT AND PLAN OF DISTRIBUTION, dated as of
           , 1995 (this "Distribution Agreement"), among U.S. TRUST CORPORATION, a New York corporation (the "Company"), UNITED STATES TRUST COMPANY OF NEW YORK, a New York State chartered bank and trust company and a wholly owned subsidiary of the Company (including any successor by merger, "USTNY"), [NEW HOLDINGS], a New York corporation and a wholly owned subsidiary of the Company ("New Holdings"), and [NEW TRUSTCO], a New York State chartered bank and trust company and a wholly owned subsidiary of USTNY ("New Trustco").

                                RECITALS

               WHEREAS, the Company and The Chase Manhattan
     Corporation, a Delaware corporation ("CMC") have entered into an Agreement and Plan of Merger, dated as of November 18, 1994 (the "Merger Agreement"), providing for the Merger (as defined in the Merger Agreement) of the Company with and into CMC, with CMC as the surviving corporation;

               WHEREAS, immediately prior to the Effective Time (as defined in Section 1.3 of the Merger Agreement), subject to the satisfaction or waiver of the conditions set forth in
     Article VII of this Distribution Agreement, (i) the Board of Trustees of USTNY expects to distribute as a dividend to the Company all of the outstanding shares of Common Stock (the "New Trustco Common Stock"), par value $1.00 per share, of New Trustco (the "New Trustco Spin-off") and (ii) the Board of Directors of the Company expects, following the contribution of the New Trustco Common Stock and certain other assets by the Company to New Holdings, to distribute as a dividend to the holders of Common Stock of the Company, par value $1.00 per share (the "Company Common Stock"), on a pro rata basis, all of the then outstanding shares of Common Stock (the "New Holdings Common Stock"), par value $1.00 per share of New Holdings (the "New Holdings Spin-Off" and, together with the New Trustco Spin-Off, the "Spin-Offs"); and

               WHEREAS, the purpose of the Spin-Offs is to make possible the Merger by divesting the Company of all businesses and operations other than the Retained Business (as defined in the Merger Agreement). This Distribution Agreement sets forth or provides for certain agreements among the Company, USTNY, New Holdings and New Trustco in consideration of the separation of their ownership.

               NOW, THEREFORE, in consideration of the premises, and of the respective representations, warranties, covenants and agreements set forth herein, the parties hereto hereby agree as follows:

                                                                2
                               ARTICLE I

                              Definitions

          SECTION 1.1.   Definitions.  As used in this
     Distribution Agreement, the following terms shall have the following respective meanings (capitalized terms used but not defined herein shall have the respective meanings ascribed thereto in the Contribution Agreement):

               "Company Group" shall mean the Company and its subsidiaries, other than New Holdings and its subsidiaries (determined after giving effect to the transfers and transactions contemplated by Sections 4.1 and 4.2 of this Distribution Agreement).

               "Contribution Agreement" shall mean the
          Contribution and Assumption Agreement dated as of the date hereof between USTNY and New Trustco, in the form attached as Exhibit II to the Merger Agreement.

               "Fair Market Value" shall mean, with respect to any asset or property, the sale value that would be obtained in an arms length transaction between an informed and willing seller under no compulsion to sell and an informed and willing buyer under no compulsion to buy.

               "Limit Amount" shall mean the sum of (i) the amount described in clause (x) of Section 4.3, plus
          (ii) the amount described in clause (y)(i) of Section 4.3, plus (iii) the amount described in clause (z) of
          Section 4.3.

               "MFSC Retained Liabilities" shall mean the following:

                    (i) all liabilities to trade creditors and
               accounts payable of the Processing Business, but only to the extent fully liquidated and reflected on the Final MFSC Balance Sheet;

                    (ii) all duties, obligations and liabilities
               under Customer Agreements relating to the Processing Business, but not any liability for defaults or damages arising before the Closing
               Date;

                    (iii) all duties, obligations and liabilities
               under Contracts relating to the Processing
               Business, but not any liability for defaults or damages arising before the Closing Date;

                    (iv) all intercompany obligations of MFSC
               owing to the Company or USTNY;

                                                                3
                    (v) all obligations and duties as a lessee
               under leases, including the lease at 73 Tremont Street, Boston, MA, between MFSC, as lessee, and Tremont Land Holding Company, Inc., as lessor (the "Tremont Lease"); and

                    (vi) to the extent not included in (i)
               through (v) above, any liabilities to the extent reflected on the Final MFSC Balance Sheet.

               Notwithstanding anything to the contrary in this Agreement, MFSC Retained Liabilities shall not include any liability for Taxes, except as provided in the Tax
          Allocation Agreement.

               "New Holdings Group" shall mean New Holdings and its subsidiaries (determined after giving effect to the transfers and transactions contemplated by Sections 4.1 and 4.2 of this Distribution Agreement).

               "Time of Distribution" shall mean the time as of which the Spin-Offs are effective.

               "Transfer Agent" shall mean USTNY, the transfer agent for the Company Common Stock.


                              ARTICLE II

            Capitalization of New Trustco; Recapitalization
                of New Holdings; Mechanics of Spin-Offs

          SECTION 2.1. Capitalization of New Trustco. The authorized capital stock of New Trustco currently consists of 100 shares of New Trustco Common Stock, all of which are issued and outstanding and owned beneficially and of record by USTNY.

          SECTION 2.2. Recapitalization of New Holdings. (a) The authorized capital stock of New Holdings currently consists of 100 shares of Common Stock, par value $1.00 per share (the "Existing New Holdings Common Stock"), all of which are issued and outstanding and owned beneficially and of record by the Company.

               (b)  Immediately prior to the Time of
     Distribution, the Company shall (i) appropriately cause New Holdings to amend and restate its Certificate of Incorporation to, among other things, provide (x) for an increase in the number of authorized shares of common stock of New Holdings from the number of shares of Existing New Holdings Common Stock authorized prior to such amendment and restatement and (y) that the authorized common stock of New Holdings shall consist of New Holdings Common Stock, and
     (ii) exchange the 100 shares of Existing New Holdings Common Stock owned by the Company for a total number of

                                                                4
     shares of New Holdings Common Stock equal to the total number of shares of Company Common Stock outstanding as of the Record Date (as defined below) for the Distribution.

          SECTION 2.3. Mechanics of Spin-Offs. The Spin-Offs shall be effected by (a)(i) the contribution of certain assets by USTNY to New Trustco, and the assumption of certain liabilities of USTNY by New Trustco, in each case as provided in the Contribution Agreement, and (ii) the declaration and payment of a dividend by USTNY of all the outstanding capital stock of New Trustco to the Company, as provided for in this Distribution Agreement, followed by
     (b)(i) the contribution of certain assets (including, without limitation, all of the capital stock of New Trustco and certain other subsidiaries of the Company) by the Company to New Holdings, and the assumption of certain liabilities of the Company by New Holdings, in each case as provided for in this Distribution Agreement and (ii) the distribution to each holder of record of Company Common Stock, as of the close of the stock transfer books on the record date designated by or pursuant to the authorization of the Board of Directors of the Company (the "Record Date"), of certificates representing one share of New Holdings Common Stock multiplied by the number of shares of Company Common Stock held by such holder.

          SECTION 2.4. Timing of Spin-Offs. Immediately prior to the Effective Time subject to the satisfaction or waiver of the conditions set forth in Article VII of this Distribution Agreement, (i) the Board of Trustees of USTNY shall formally declare the New Trustco Spin-Off and pay it by delivery of certificates for New Trustco Common Stock to the Company and (ii) the Board of Directors of the Company shall formally declare the New Holdings Spin-Off and pay it by delivery of certificates for New Holdings Common Stock to the Transfer Agent for delivery to the holders entitled thereto. The Spin-Offs shall be deemed to be effective upon notification by the Company to the Transfer Agent that the Spin-Offs have been declared and that the Transfer Agent is authorized to proceed with the distribution of New Holdings Common Stock, which notification the Company agrees to deliver promptly following such declarations.


                              ARTICLE III

                         Ancillary Agreements

          SECTION 3.1. Tax Matters. Prior to the Time of Distribution, the parties hereto shall execute and deliver an agreement relating to past and future tax sharing and certain issues associated therewith in the form attached to the Merger Agreement as Exhibit V (the "Tax Allocation Agreement").

          SECTION 3.2.   Services Agreement.  Prior to the Time
     of Distribution, USTNY and New Trustco shall execute and deliver the Services Agreement (as defined in the Contribution Agreement).

          SECTION 3.3. Post Closing Covenants Agreement. Prior to the Time of Distribution, the parties hereto shall execute and deliver the Post Closing Covenants Agreement in the form attached to the Merger Agreement as Exhibit VI (the
     "Post Closing Covenants Agreement").


                              ARTICLE IV

                         Certain Transactions

          SECTION 4.1.   Transactions Relating to New Trustco
     Spin-Off. Immediately prior to the Time of Distribution, subject to the satisfaction or waiver of the conditions set forth in Article VII of this Distribution Agreement:

               (a)  USTNY and New Trustco shall execute and
     deliver the Contribution Agreement; and

               (b)  Pursuant to the terms of the Contribution
     Agreement, USTNY shall assign, transfer, convey and contribute to New Trustco the assets required therein to be assigned, transferred, conveyed and contributed and, in connection therewith, New Trustco shall assume the liabilities required therein to be assumed.

          SECTION 4.2. Transactions Relating to New Holdings Spin-Off. Immediately prior to the Time of Distribution and immediately after (i) the transfers described in Section 4.1 and (ii) the New Trustco Spin-Off, as provided in Section 2.3, the Company shall, upon the terms and conditions of this Distribution Agreement, assign, transfer, convey and contribute (or cause the assignment, transfer, conveyance or contribution of) the following (the "Acquired Assets") to New Holdings:

               (a) all of the issued and outstanding capital stock of the following subsidiaries:

                 (i)     New Trustco;

                (ii)     U.S. Trust Co. of Florida Savings Bank,
          a Florida banking corporation;

               (iii)     U.S.T.L.P.O. Corp., a Delaware
          corporation;

                (iv)     Campbell, Cowperthwait & Company, a
          Delaware Corporation;

                                                                6
                 (v)     U.S. Trust Co. of California, N.A., a
          national banking association;

                (vi)     U.S. Trust Co. of New Jersey, a New
          Jersey banking corporation;

               (vii)     U.S. Trust Company of Connecticut, a
          Connecticut banking corporation;

              (viii) UST Financial Services Corp., a New York corporation;

                (ix)     CTMC Holding Company, an Oregon
          corporation;

                 (x)     U.S. Trust Company Limited, a New York
          banking corporation;

                (xi)     Technologies Holding Corporation, a
          Delaware corporation; and

               (xii)     UST Risk Management Services Inc., a New
          York corporation.

               (b)(i) subject to the provisions of Section 4.3, all monies, cash on hand, deposits with banks, loans, advances, investments (other than equity investments described in the parenthetical in Section 4.2(b)(iii)) and securities (other than securities representing equity investments described in the parenthetical in
          Section 4.2(b)(iii)) owned by, or held for the account of, the Company;

                (ii)     all patents, patent applications,
          trademarks, trademark registrations, service marks, tradenames, copyrights, or licenses with respect thereto, and all rights to the name "U.S. Trust Corporation" or any other name used or employed by the Company or any of its affiliates (other than Mutual Funds Service Company, a Delaware corporation and a wholly owned subsidiary of the Company ("MFSC"));

               (iii) all equity or debt investments of the Company in any corporation, joint venture, partnership, trust or other business association (other than the Company's equity investments in MFSC, USTNY and US Trust Co. of Wyoming, a Wyoming corporation and wholly owned subsidiary of the Company ("UST-WY"));

                (iv) all records prepared in connection with the merger contemplated by the Merger Agreement or the sale of the Retained Business, including bids received from other persons and analyses relating to the Processing Business and all books of account, general, financial, accounting and personnel records, files, invoices and similar data owned by the Company on the Closing Date;

                 (v)     all rights relating to the Assumed
          Liabilities; and

                (vi)     all assets identified in Schedule
          4.2(b);

               (c)(i)    all monies, cash on hand, deposits with
          banks, loans, advances, investments and securities owned by, or held for the account of, MFSC; and

                                                                7
                (ii) all equity or debt investments of MFSC (other than MFSC's equity interest in Mutual Funds Service Company (Canada) Ltd.) in any corporation, joint venture, partnership, trust or other business association.

               (d)(i)    all monies, cash on hand, deposits with
          banks, loans, advances, investments and securities owned by, or held for the account of, UST-WY;

                (ii)     all patents, patent applications,
          trademarks, trademark registrations, service marks, tradenames, copyrights, or licenses owned by UST-WY and all rights with respect to the name U.S. Trust Company of Wyoming, or any similar name used or employed by UST-WY or any of its affiliates; and

               (iii) all equity or debt investments of UST-WY in any corporation, joint venture, partnership, trust or other business association.

               Anything herein to the contrary notwithstanding, Acquired Assets do not include the business, properties, assets, goodwill and rights of the Company of whatever kind and nature, real or personal, tangible or intangible that are primarily used or held for use in the Processing Business and the Related Back Office on the Closing Date (other than any names that are Acquired Assets, and any similar names).

          SECTION 4.3. Certain Funds. Notwithstanding the foregoing, the Company shall retain, and not distribute or contribute to New Holdings pursuant to Section 4.2, cash funds equal to the Retention Amount. The "Retention Amount" shall mean the sum of (x) the aggregate amount, determined as of the close of business on the day immediately prior to the Closing Date, of the cash payments required to be made with respect to all stock options granted under the 1989 Stock Compensation Plan of U.S. Trust Corporation and the U.S. Trust Corporation Stock Option Plan for Non-Employee Directors that have not expired or that have not been exercised or cancelled prior to the Effective Time (as defined in the Merger Agreement), determined in accordance with the relevant provisions of each such plan on the basis of a "Change in Control" having occurred thereunder with respect to such stock options as a result of the Merger (as defined in the Merger Agreement); (y) the product of (i) the aggregate amount, determined as of the close of business on the day immediately prior to the Closing Date, of the cash payments required to be made with respect to all outstanding account balances under the Annual Incentive Plan of U.S. Trust Corporation, determined in accordance with the relevant provisions of such plan (including any amendment thereof made in accordance with the last sentence of
     Section 4.1(h) of the Merger Agreement) on the basis of a "Change in Control" having occurred thereunder as a result of the Merger, multiplied by (ii) 0.68875; and (z) the aggregate amount, determined as of the close of business on the day immediately prior to the Closing Date, required to pay any employer payroll taxes, including the employer's share of FICA and FUTA, due on amounts payable under the plans referred to in clauses (x) and (y).

               At all times at and after the Closing, the Company will retain and be solely responsible for, and the Company hereby agrees to pay, perform and discharge when due, and

                                                                8
     indemnify New Holdings and hold New Holdings harmless from and against, all liabilities and obligations, but not in excess of the Limit Amount, for amounts payable under each of the plans referred to in clauses (x) and (y)(i) above, and all liabilities and obligations to pay all employer payroll taxes referred to in clause (z) above.

          SECTION 4.4. Assumed Liabilities. The parties agree that at or prior to the Time of Distribution, New Holdings shall execute an assumption agreement substantially in the form attached hereto as Exhibit A, pursuant to which New Holdings shall, except as otherwise provided in this Distribution Agreement, the Merger Agreement, the Contribution Agreement or the Tax Allocation Agreement, assume, or agree to be responsible for, all liabilities of the Company and MFSC other than the MFSC Retained Liabilities arising before the Time of Distribution and the liabilities and obligations referred to in the second paragraph of Section 4.3 (the "Assumed Liabilities") .

          SECTION 4.5.   Further Assurances.    (a)  The parties
     agree that if after the Time of Distribution, either party holds assets which by the terms hereof or of the Contribution Agreement or the Merger Agreement were intended to be assigned and transferred to, or retained by, the other party, such party shall promptly assign and transfer or cause to be assigned and transferred such assets to the other party.

          SECTION 4.6. Benefit Plans. Prior to the Time of Distribution, the Company shall transfer each Benefit Plan maintained by it other than any Retained Plan (as defined in the Merger Agreement) to New Holdings, and New Holdings agrees to assume and become solely responsible for all liabilities and obligations of the Company under the Benefit Plans so transferred.

          SECTION 4.7. Indebtedness. Prior to the Time of Distribution, the Company shall, and shall cause its subsidiaries to, redeem or defease the indebtedness set forth in Schedule 4.2(c) to the Merger Agreement.

          SECTION 4.8. Certain Custody Arrangements. Prior to the Time of Distribution, the Company shall cause its subsidiary, U.S. Trust of the Pacific Northwest ("Pacific Northwest") to enter a sub-custody agreement (the "Sub-custody Agreement") with USTNY. The Sub-custody Agreement, in form and substance mutually satisfactory to the parties thereto, shall provide, in substance, that (i) USTNY shall furnish sub-custody services with respect to all assets of Standard Insurance Company of Oregon required by law to be maintained with a custodian domiciled in the State of Oregon; (ii) for the pass-through to USTNY of all revenues received with respect to all such custody services furnished to such Customer; (iii) for indemnification of Pacific Northwest by USTNY against all losses, expenses, costs or liabilities associated with or arising from such relation-ship, except those resulting from its own gross negligence, and (iv) in the event USTNY or its successor, or any Affiliate, is at any time eligible to furnish sub-custody services directly to such Customer, then at the request of USTNY or its successor or any Affiliate, Pacific Northwest shall use its reasonable best efforts to obtain all

                                                                9
     necessary consents to substitute USTNY, any successor, or Affiliate, as the case may be, as trustee or custodian for such Customer.


                               ARTICLE V

                    Representations and Warranties

          SECTION 5.1.   Representations and Warranties of the
     Company.  The Company hereby represents and warrants to New
     Holdings as follows:

               (a)  Organization, Standing and Power.  The
     Company is a corporation duly organized, validly existing and in good standing under the laws of the State of New York and has all requisite corporate power and authority to own, lease and operate its properties and to carry on its business as now being conducted.

               (b) Authority. The Company has all requisite power and authority to execute this Distribution Agreement and to consummate the transactions contemplated hereby. The execution and delivery of this Distribution Agreement and the consummation of the transactions contemplated hereby have been duly authorized by all necessary action on the part of the Company and by the stockholders of the Company. This Distribution Agreement has been duly executed and delivered by the Company and constitutes a legal, valid and binding obligation of the Company enforceable against it in accordance with its terms.

               (c) No Conflict. The execution, delivery and performance by the Company of this Distribution Agreement will not contravene, violate, result in a breach of or constitute a default under (i) any provision of applicable law or of the certificate of Incorporation or By-laws of the Company or other charter or organizational documents, (ii) any judgment, order, decree, statute, law, ordinance, rule or regulation applicable to the Company or any of its properties or assets, (iii) any Material Contract (as defined in the Contribution Agreement) to which the Company is a party or by which the Company or any of its properties is bound, or (iv) any debt obligation fully defeased and discharged or fully defeased in substance on or before the Time of Distribution.

               (d) Approvals. No consent, approval, order, authorization of, or registration, declaration or filing with, any Governmental Entity (as defined in the Contri-bution Agreement) is required in connection with the making or performance by the Company of this Agreement, except (i) approval of the Board of Governors of the Federal Reserve System, (ii) filings with or applications to (A) the FDIC (as defined in the Merger Agreement), and (B) the Banking Department of the State of New York, (iii) potentially, filing with the Securities and Exchange Commission ("SEC") of (A) a registration statement on Form S-1 and (B) a Form 10 (as defined in the Merger Agreement), (iv) filings with various state bank regulatory authorities and
     (v) application for (A) designation of the New Holdings Common Stock as national market system securities on the NASDAQ, or (B) listing of the New York Stock Exchange or the American Stock Exchange.

          SECTION 5.2.   Representations and Warranties of New
     Holdings. New Holdings hereby represents and warrants to the Company as follows:

               (a)  Organization, Standing and Power.  New
     Holdings is a corporation duly organized, validly existing and in good standing under the laws of the State of New York and has all requisite corporate power and authority to own, lease and operate its properties and to carry on its business as now being conducted.

               (b) Authority. New Holdings has all requisite power and authority to execute this Distribution Agreement and to consummate the transactions contemplated hereby. The execution and delivery of this Distribution Agreement and the consummation of the transactions contemplated hereby have been duly authorized by all necessary action on the part of New Holdings and, to the extent required, by the stockholders of New Holdings. This Agreement has been duly executed and delivered by New Holdings and constitutes a legal, valid and binding obligation of New Holdings enforceable against it in accordance with its terms.

               (c) No Conflict. The execution, delivery and performance by New Holdings of this Agreement will not contravene, violate, result in a breach of or constitute a default under (i) any provision of applicable law or of the Certificate of Incorporation or By-laws of New Holdings or other charter or organizational documents or (ii) any judgment, order, decree, statute, law, ordinance, rule or regulation applicable to New Holdings or any of its properties or assets.

               (d) Approvals. No consent, approval, order, authorization of, or registration, declaration or filing with, any Governmental Entity (as defined in the Contribution Agreement) is required in connection with the making or performance by New Holding of this Agreement, except (i) approval of the Board of Governors of the Federal Reserve System, (ii) filings with or applications to (A) the FDIC (as defined in the Merger Agreement), and (B) the Banking Department of the State of New York, (iii) potentially, filing with the SEC of (A) a registration statement on Form S-1 and (B) a Form 10 (as defined in the Merger Agreement), (iv) filings with various state bank regulatory authorities and (v) application for (A) designation of the New Holdings Common Stock as national market system securities on the NASDAQ, or (B) listing of the New York Stock Exchange or the American Stock Exchange.

                                                               11
                              ARTICLE VI

                           Certain Covenants

          SECTION 6.1. Certain Understandings. New Holdings acknowledges that neither the Company nor any other person has made any representation or warranty, express or implied, as to the accuracy or completeness of any information regarding the Acquired Assets or Assumed Liabilities not included in this Distribution Agreement or the schedules hereto. New Holdings acknowledges that it will acquire the Acquired Assets without any representation or warranty as to merchantability or fitness for any particular purpose, in an "as is" condition and on a "where is" basis.


                              ARTICLE VII

                              Conditions

          The obligations of the Company and New Holdings to consummate the Spin-Offs shall be subject to the fulfillment of each of the following conditions:

          SECTION 7.1.   Recapitalization of New Holdings. The
     recapitalization of New Holdings in accordance with Section
     2.2 hereof shall have been completed substantially as described therein.

          SECTION 7.2.   Tax Allocation Agreement.  The Tax
     Allocation Agreement shall have been executed and delivered by each of the Company and New Holdings.

          SECTION 7.3.   Certain Transactions.  All of the
     transactions or obligations contemplated by Sections 4.1 and
     4.2 hereof to be consummated or performed at or prior to the Time of Distribution shall have been successfully consummated or so performed.

          SECTION 7.4. Conditions to Merger Satisfied. Each condition to the closing of the Merger set forth in Article VI of the Merger Agreement, other than the condition to each party's obligations set forth in Section 6.1(g) thereof as to the consummation of the transactions contemplated by this Distribution Agreement, shall have been satisfied or waived.

          SECTION 7.5. Stockholder Approval. This Distribution Agreement and the New Holdings Spin-Off shall have been approved and adopted by the affirmative vote of the holders of Company Common Stock entitled to cast at least 66-2/3% of the total number of votes entitled to be cast.

          SECTION 7.6.   Registration of New Holdings Shares.
     Any registration statement filed by New Holdings with the SEC pursuant to the Securities Act of 1933, as amended (the

                                                               12
      "Securities Act") or the Securities Exchange Act of 1934, as amended (the "Exchange Act") in connection with the issuance of New Holdings Common Stock in the New Holdings Spin-Off shall have become effective under the Securities Act or Exchange Act, as applicable, and shall not be the subject of any stop order or proceeding by the SEC seeking a stop order.

          SECTION 7.7. Quotation on NASDQ/NMS. The shares of New Holdings Common Stock to be issued in the New Holdings Spin-Off shall have been designated as national market system securities on the interdealer quotation system by the National Association of Securities Dealers, Inc. or listed on the New York or American Stock Exchanges, subject to official notice of issuance.

          SECTION 7.8.   Regulatory Approvals.  All
     authorizations, consents, orders or approvals of, or declarations or filings with, or expirations of waiting periods imposed by, any governmental authority necessary for the consummation of the transactions contemplated by this Distribution Agreement shall have been obtained or filed or shall have occurred.

          SECTION 7.9.   No Injunctions or Restraints.  No
     temporary restraining order, preliminary or permanent injunction or other order issued by any court of competent jurisdiction or other legal restraint or prohibition preventing the consummation of the Spin-Offs shall be in effect (each party agreeing to use all reasonable efforts to have any such order reversed or injunction lifted).

          SECTION 7.10.  Post Closing Covenants Agreement.  The
     Post Closing Covenants Agreement shall have been executed and delivered by each of CMC, the Company, USTNY, New
     Holdings and New Trustco.


                             ARTICLE VIII

                   Termination, Amendment and Waiver

          SECTION 8.1. Termination. Notwithstanding anything to the contrary in this Distribution Agreement, this Distribution Agreement may be terminated and the transactions contemplated hereby abandoned at any time prior to the Closing by mutual written consent of the Company and New Holdings in the event the Merger Agreement is terminated by any party thereto in accordance with the terms thereof.

          SECTION 8.2.   Amendments and Waivers.  This
     Distribution Agreement may not be amended except by an instrument in writing signed on behalf of each of the parties hereto and consented to by CMC. By an instrument in writing, the parties hereto may waive compliance by any other party with any term or provision of this Agreement that such other party was or is obligated to comply with or perform; provided that no such waiver by the Company, USTNY or MFSC shall be effective unless consented to by CMC.

                                                               13
                              ARTICLE IX

                          General Provisions

          SECTION 9.1. Counterparts. For the convenience of the parties hereto, this Distribution Agreement may be executed in separate counterparts, each such counterpart being deemed to be an original instrument, and which counterparts shall together constitute the same agreement.

          SECTION 9.2.   Governing Law.  This Distribution
     Agreement shall be governed by and construed in accordance with the laws of the State of New York, without reference to its conflicts of law principles.

          SECTION 9.3. Notices. Any notice, request, instruction or other document to be given hereunder by any party to any other party shall be in writing and shall be deemed to have been duly given (i) on the first business day occurring on or after the date of transmission if transmitted by facsimile (upon confirmation of receipt by journal or report generated by the facsimile machine of the party giving such notice), (ii) on the first business day occurring on or after the date of delivery if delivered personally or (iii) on the first business day following the date of dispatch if dispatched by Federal Express or other next-day courier service. All notices hereunder shall be given as set forth below, or pursuant to such other instructions as may be designated in writing by the party to receive such notice:

               If to the Company or USTNY:

                    c/o The Chase Manhattan Corporation
                    One Chase Manhattan Plaza
                    New York, New York 10081
                    Attention:  Robert M. MacAllister

               with a copy (which shall not constitute notice) to:

                    O'Melveny & Myers
                    153 East 53rd Street
                    New York, New York 10022
                    Attention:  William H. Satchell

                                                               14
               If to New Holdings or New Trustco:

                    c/o U.S. Trust Corporation
                    114 West 47th Street
                    New York, New York 10036
                    Attention:  Maureen Scannell Bateman

               with a copy (which shall not constitute notice) to:

                    Cravath, Swaine & Moore
                    Worldwide Plaza
                    825 Eighth Avenue
                    New York, New York 10019
                    Attention:  B. Robbins Kiessling

          SECTION 9.4. Captions. All Article, Section and paragraph captions herein are for convenience of reference only, do not constitute part of this Distribution Agreement and shall not be deemed to limit or otherwise affect any of the provisions hereof.

          SECTION 9.5. Assignment. Except as expressly provided herein, nothing contained in this Distribution Agreement is intended to confer on any person or entity other than the parties hereto and their respective successors and permitted assigns any benefit, rights or remedies under or by reason of this Distribution Agreement, except that the provisions of Sections 5.1 and 5.2 hereof shall inure to the benefit of the persons referred to therein.

          SECTION 9.6. Survival. The representations and warranties of New Holdings and New Trustco contained in this Agreement shall survive the Closing and shall terminate at the close of business two years following the Closing Date. The representations of the Company and USTNY contained in this Agreement shall terminate on the Closing Date.

          SECTION 9.7. Interpretation. When a reference is made in this Agreement to a Section, Schedule or Exhibit, such reference shall be to a Section, Schedule or Exhibit of this Agreement unless otherwise indicated. The table of contents and headings contained in this Agreement are for reference purposes only and shall not affect in any way the meaning or interpretation of this Agreement. Whenever the words "included", "includes" or "including" are used in this Agreement, they shall be deemed to be followed by the words "without limitation". All accounting terms not defined in this Agreement shall have the meanings determined by generally accepted accounting principles.

             [Remainder of page intentionally left blank]

                                                               15
          IN WITNESS WHEREOF, this Distribution Agreement has been duly executed and delivered by the duly authorized officers of the parties hereto as of the date first hereinabove written.


                                   U.S. TRUST CORPORATION


                                   By:
                                       -------------------------
                                        Name:
                                        Title:


                                   UNITED STATES TRUST COMPANY OF
                                    NEW YORK


                                   By:
                                       --------------------------
                                        Name:
                                        Title:


                                   [NEW HOLDINGS]


                                   By:
                                       --------------------------
                                        Name:
                                        Title:


                                   [NEW TRUSTCO]


                                   By:
                                       --------------------------
                                        Name:
                                        Title:

                                   MUTUAL FUNDS SERVICE COMPANY,
                                   for purposes of Section 4.2(c)
                                   only,


                                   By:
                                       --------------------------
                                        Name:
                                        Title:



                                   U.S. TRUST CO. OF WYOMING, for
                                   purposes of Section 4.2(d)
                                   only,


                                   By:
                                       --------------------------
                                        Name:
                                        Title:

                           TABLE OF CONTENTS

                                                             Page

                               RECITALS  . . . . . . . . . .    1

                               ARTICLE I

                              Definitions  . . . . . . . . .    2
          SECTION 1.1    Definitions . . . . . . . . . . . .    2

                              ARTICLE II

            Capitalization of New Trustco; Recapitalization
                of New Holdings; Mechanics of Spin-Offs  . .    3
          SECTION 2.1    Capitalization of New Trustco . . .    3
          SECTION 2.2    Recapitalization of New Holdings  .    3
          SECTION 2.3    Mechanic of Spin-Offs . . . . . . .    3
          SECTION 2.4    Timing of Spin-Offs . . . . . . . .    4

                              ARTICLE III

                         Ancillary Agreements  . . . . . . .    4
          SECTION 3.1    Tax Matters . . . . . . . . . . . .    4
          SECTION 3.2    Services Agreement  . . . . . . . .    4
          SECTION 3.3    Post Closing Covenants Agreement  .    4

                              ARTICLE IV

                         Certain Transactions  . . . . . . .    4
          SECTION 4.1    Transactions Relating to New
               Trustco Spin-Off  . . . . . . . . . . . . . .    4
          SECTION 4.2    Transactions Relating to New
               Holdings Spin-Off . . . . . . . . . . . . . .    5
          SECTION 4.3    Certain Funds . . . . . . . . . . .    7
          [SECTION 4.4   Assumed Liabilities . . . . . . . .    7
          SECTION 4.5    Further Assurances  . . . . . . . .    7
          SECTION 4.6    Benefit Plans . . . . . . . . . . .    7
          SECTION 4.7    Indebtedness  . . . . . . . . . . .    8

                               ARTICLE V

                    Representations and Warranties . . . . .    8
          SECTION 5.1    Representations and Warranties of
               the Company . . . . . . . . . . . . . . . . .    8
          SECTION 5.2    Representations and Warranties of
               New Holdings  . . . . . . . . . . . . . . . .    9

                              ARTICLE VI

                           Certain Covenants . . . . . . . .   10
          SECTION 6.1    Certain Understandings  . . . . . .   10

                              ARTICLE VII

                              Conditions . . . . . . . . . .   10
          SECTION 7.1    Recapitalization of New Holdings  .   10
          SECTION 7.2    Tax Allocation Agreement  . . . . .   10
          SECTION 7.3    Certain Transactions  . . . . . . .   10
          SECTION 7.4    Conditions to Merger Satisfied  . .   10
          SECTION 7.5    Stockholder Approval  . . . . . . .   10
          SECTION 7.6    Registration of New Holdings
               Shares  . . . . . . . . . . . . . . . . . . .   10
          SECTION 7.7    Quotation on NASDQ/NMS  . . . . . .   11
          SECTION 7.8    Regulatory Approvals  . . . . . . .   11
          SECTION 7.9    No Injunctions or Restraints  . . .   11
          SECTION 7.10   Post Closing Covenants Agreement  .   11

                             ARTICLE VIII

                   Termination, Amendment and Waiver . . . .   11
          SECTION 8.1    Termination . . . . . . . . . . . .   11
          SECTION 8.2    Amendments and Waivers  . . . . . .   11

                              ARTICLE IX

                          General Provisions . . . . . . . .   12
          SECTION 9.1    Counterparts  . . . . . . . . . . .   12
          SECTION 9.2    Governing Law . . . . . . . . . . .   12
          SECTION 9.3    Notices . . . . . . . . . . . . . .   12
          SECTION 9.4    Captions  . . . . . . . . . . . . .   13
          SECTION 9.5    Assignment  . . . . . . . . . . . .   13
          SECTION 9.6    Survival  . . . . . . . . . . . . .   13

     EXHIBITS

          Exhibit A      Assumption Agreement

     SCHEDULES

          Schedule 4.2(b) Company Assets Assigned to New Holdings